UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2004

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6 Manor Parkway, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

ITEM 7.01.  REGULATION FD DISCLOSURE

On September 15, 2004, the registrant issued a press release announcing the sale of the global business operations of James Burn International.  A copy of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.  This current report attached hereto is being furnished by Standex International Corporation pursuant to Item 7.01 of Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits - The following exhibit is provided as part of the information furnished under Item 7.01 of this Current Report on Form 8-K.

 Exhibit No.

Description

99

Press Release of Standex International Corporation dated September 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/S/ Christian Storch
Christian Storch Chief Financial Officer

Date: September 15, 2004

Signing on behalf of the registrant and as principal financial officer